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                                                                EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

         This Agreement is made as of January 5, 1994, between MicroTrac Systems, Inc., a Delaware corporation (the "Company"), and Lars D. Perkins, J. Paul Costello and John P. Jopling, stockholders of the Company, who are or have been members of the Board of Directors of the Company or its predecessor, MicroTrac Systems, Inc., a Massachusetts corporation (collectively referred to as the "Management Stockholders")'

         WHEREAS, Mr. Perkins, Mr. Costello and Mr. Jopling are the holders of 374,530 shares, 374,530 shares and 11,700 shares, respectively, of the Company's Common Stock, $.01 par value (which 760,760 shares are collectively, together with all securities received in exchange for or as distributions with respect to such shares, referred to as the "Management Stock");

         WHEREAS, the Company has entered into a Stock Purchase Agreement of even date herewith, providing for the sale to Advent VII L.P. and certain other purchasers (the "Purchasers") of an aggregate of 556,155 shares of the Company's Preferred Stock, $1.00 par value (the "Stock Purchase Agreement");

         WHEREAS, the Stock Purchase Agreement provides to the purchasers registration rights with respect to certain securities of the Company held by them, defined in such agreement as "Registrable Securities"; and

         WHEREAS, the parties desire that certain of such registration rights relating to "Incidental Registrations" be


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shared by the Management Stockholders with the Purchasers on an equal basis, and that the Management Stockholders have the right to participate in "Required Registrations" to the maximum extent provided in Section 8.2(c) of the Stock Purchase Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby

      AGREED:

         1. Unless otherwise defined herein, all capitalized terms shall have the same meanings as in the Stock Purchase Agreement.

         2. The Management Stockholders shall have the same rights as the Holders under Section 8.3 of the Stock Purchase Agreement to have shares of Management Stock included in registrations of the Company's securities under the Securities Act (and any related qualifications under Blue Sky laws or other compliance) on the same basis as Registrable Securities.

         3. For purposes of the foregoing, the provisions of Section 8.1 ("Certain Definitions"), Section 8.4 ("Expenses of Registration"), Section 8.5 ("Registration Procedures"), Section 8.6 ("Indemnification"), Section 8 7 ("Information by Holder"), Section 8.8 ("Rule 144 Reporting"), and Section 8.9 ("Market `Stand-Off' Agreement"), shall be applicable to and binding upon the Management Stockholders and the Management Stock to the same extent and with the same effect as they are applicable to and binding upon the Holders and Registrable Securities, except that for this purpose, and this purpose only, each Management Stockholder will be deemed a "Purchaser" and shares of Management Stock will be deemed to be "Shares" purchased pursuant to the

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 Stock Purchase Agreement; and for this purpose, the Management Stockholders shall be deemed to be "Holders", and the Management Stock shall be deemed to be "Registrable Securities".

         4. In addition, the Company shall give the Management Stockholders prompt notice of any registration requested under Section 8.2 of the Stock Purchase Agreement, and the Management Stockholders shall have the right, by giving written notice to the Company within 15 days from receipt of the Company's notice, to have shares of Management Stock included in such registration (pro rata in proportion to their respective holdings of Management Stock) to the maximum extent permissible under Section 8.2(c) of the Stock Purchase Agreement.

         5. This Agreement is the entire agreement of the parties on the subject hereof. It may not be modified, nor may any of its provisions be waived, except by a written instrument signed by the Company and all of the Management Stockholders.

         6. This Agreement shall remain in effect as long as the provisions of
Section 8.2 and/or Section 8.3 of the Stock Purchase Agreement remain in effect.

         7. This Agreement shall be governed by and construed in accordance with the laws of Massachusetts.

         IN WITNESS WHEREOF, the parties have duly executed this

Agreement as of the date set forth above.

                                    MICROTRAC SYSTEMS, INC.

/s/ Lars D. Perkins                  By /s/ George E. Engdahl
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Lars D. Perkins                         George E. Engdahl
                                        Vice President


/s/ J. Paul Costello                    /s/ John P. Jopling
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J. Paul Costello                        John P. Jopling

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